EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We consent to the use in this Registration Statement on Form S-8 of our report dated February 22, 2002 relating to the financial statements of Eline Entertainment Group, Inc. for the fiscal year ended October 31, 2001, and the reference to our firm under the caption "Experts" in this Registration Statement.


                                        RODEFER, MOSS & CO. PLLC
                                        /s/ Rodefer Moss & Co. PLLC

Knoxville, Tennessee,
April 30, 2003.